W. Bruce Turner
                       President & Chief Executive Officer

                                 Jaymin B. Patel
                 Senior Vice President & Chief Financial Officer
           Fiscal Year 2005 - Second Quarter Earnings Conference Call

September 21, 2004                                                       8:30 AM


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Fiscal Year 2005 - Second Quarter Earnings Conference Call


Safe Harbor Act. . .
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o        Comments  made during  this  presentation  may contain  forward-looking statements, including, without limitation, statements relating to the future operations and financial performance of the Company and the Company's future strategies. Such forward-looking statements reflect management's assessment based on information currently available, but are not guarantees and are subject to risks and uncertainties, which would cause the results to differ materially from those contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth here and in the Company's filings with the SEC.


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Fiscal Year 2005 - Second Quarter Earnings Conference Call


Agenda. . .
-----------

o        W. Bruce Turner, Chief Executive Officer

          o    Welcome

o        Q2 and FY'05 YTD Performance Review

          o    Strategy Update


o        Jaymin B. Patel, Chief Financial Officer

          o    Review of Q2 and FY'05 YTD Financial Results

          o    Updated Guidance for FY'05 and Guidance for Q3


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Fiscal Year 2005 - Second Quarter Earnings Conference Call


Q2 Review. . .
--------------

o        Financial Performance

          o    Another quarter of steady growth and profitability


o        Lottery Business

          o    ONCE

          o    Mexico

          o    Oregon

          o    Maine


o        Gaming Solutions

          o    Italy

          o    Jamaica


o        Commercial Services

          o    Barbados

          o    Poland


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Fiscal Year 2005 - Second Quarter Earnings Conference Call


Going Forward. . .
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o        New Games

          o    Monitor Games

          o    e-scratch


o        Self-Service

          o    GamePoint


o        New Opportunities

          o    Thailand

          o    Pennsylvania

          o    Canada


o        Additional upcoming opportunities



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Fiscal Year 2005 - Second Quarter Earnings Conference Call


Returning Value to Shareholders. . .
--------------------------------------------------------------------------------

o        Share Repurchase Program

          o Q1 FY'05 (1.0M shares for $28M) + Q2 FY'05 (2.6 shares for $55M) = YTD FY'05 (3.6M shares for $83M)

o        Dividend Payment

          o    Quarterly dividend of $10M paid in April and July 2004

o        Over $100M returned to shareholders on a YTD basis



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Fiscal Year 2005 - Second Quarter Earnings Conference Call


Service Revenue Analysis. . .
Q2 FY'05 vs. FY'04
--------------------------------------------------------------------------------

                     U.S.            International          Gaming           Commercial         GTECH
                    Lottery             Lottery           Solutions         Svcs. / Other       Total
                 $M      % (1)       $M        %(1)      $M      % (1)     $M       % (1)    $M       % (1)
                 -------------       --------------      -------------     --------------    --------------

FY'04           126.4                87.4                 4.0               20.2            238.0

Same Store
Sales             7.6     +6%         1.8       +2%       0.6      +15%      2.2     +11%    12.2      +5%

Net, All
Other            -4.8     -4%         2.0       +2%       3.0      +74%     -2.3     -11%    -2.1      -1%

FY'05           129.2     +2%        91.2       +4%       7.6      +89%     20.1        -   248.1      +4%


(1) All percentage points are rounded to the nearest percent.

(2) Reflects contract wins/losses, jackpot activity, contractual rate changes, foreign exchange changes, the impact of acquisitions, and revenue withheld in Brazil.


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Fiscal Year 2005 - Second Quarter Earnings Conference Call


Key Financial Highlights. . .
Q2 FY'05 vs. FY'04
--------------------------------------------------------------------------------

o        Total Revenue                   +17%

          o    Service Revenues           +4%

o        Gross Profits                   +13%

          o    Service gross profits      -5% Impact of higher D&A and Brazil

o        Operating Income                +19%

o        Net Income                      +10%

o        Diluted Earnings Per Share       +8%



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Fiscal Year 2005 - Second Quarter Earnings Conference Call


Cash Flow. . .
Q2 FY'05
--------------------------------------------------------------------------------


Cash From Operations               $75M

Maintenance Capital (1)            $36M

Recurring Free Cash Flow (1)       $39M

Investing for Growth               $27M (Florida, PolCard, Tennessee, LILHCo)


Cash returned to shareholders:

o  $10M in dividends
o  $55M in share repurchases


(1) For a calculation, explanation, and reconciliation to GAAP measure, see Supplemental Financial Data on Website.


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Fiscal Year 2005 - Second Quarter Earnings Conference Call


Service Revenue Analysis. . .
FY'05 YTD vs. FY'04
--------------------------------------------------------------------------------

                      U.S.            International        Gaming            Commercial          GTECH
                    Lottery              Lottery          Solutions        Svcs. / Other         Total
                 $M      % (1)       $M        %(1)      $M      % (1)     $M       % (1)    $M       % (1)
                 -------------       --------------      -------------     --------------    --------------

FY'04           247.3               173.3                 8.2               32.8            461.6

Same Store
Sales            14.7     +6%         5.3       +3%       1.1      +13%      4.5     +14%    25.6      +6%

Net, All
Other            -4.7     -2%        11.1       +6%       3.8      +47%      4.0     +12%    14.2      +3%

FY'05           257.3     +4%       189.7       +9%      13.1      +60%     41.3     +26%   501.4      +9%


(1) All percentage points are rounded to the nearest percent.

(2) Reflects contract wins/losses, jackpot activity, contractual rate changes, foreign exchange changes, the impact of acquisitions, and revenue withheld in Brazil. International lottery also deferred revenue in Taiwan.



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Fiscal Year 2005 - Second Quarter Earnings Conference Call


Cash Flow. . .
FY'05 YTD
--------------------------------------------------------------------------------


Cash From Operations                           $172M

Maintenance Capital (1)                        $66M

Recurring Free Cash Flow (1)                   $106M

Investing for Growth                           $192M (Spielo & LILHCo)
                                               $ 43M (Other Growth Capital)
                                               -----------------------------
                                               $235M (Total Growth Capital


Cash returned to shareholders:

o $20M in dividends
o $83M in share repurchases


(1) For a calculation, explanation, and reconciliation to GAAP measure, see Supplemental Financial Data on Website.



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Fiscal Year 2005 - Second Quarter Earnings Conference Call


FY'05 Guidance. . .
As of September 21, 2004
--------------------------------------------------------------------------------


                                                                        FY'05(1)
--------------------------------------------------------------------------------


Total Revenue Growth                                                   18% - 19%

Service Revenue Growth                                                   5% - 7%

Product Sales                                                      $210M - $220M

Service Margins                                                        40% - 42%

Product Margins                                                        36% - 38%

Full-Year Effective Tax Rate                                           35% - 36%

Earnings per Share(2)(3)(4)                                        $1.43 - $1.48

Net Cash Invested                                                  $520M - $540M



(1) Includes full year of PolCard and Interlott; 10 months of Spielo and LILHCo.

(2) Based on a diluted share estimate of 133.7M shares vs. 130.2M in FY'04.

(3) Includes the net effect of the sale of our 50% interest in Harrington Raceway and the early retirement of private placement notes.

(4) Adjusted to reflect a 2 for 1 stock split that occurred on July 30, 2004.



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Fiscal Year 2005 - Second Quarter Earnings Conference Call


Q3 FY'05 Guidance. . .
As of September 21, 2004
--------------------------------------------------------------------------------



                                                                        Q3 FY'05
--------------------------------------------------------------------------------

Service Revenue Growth                                                   6% - 8%

Product Sales                                                        $55M - $65M

Service Margins                                                        38% - 40%

Product Margins                                                        37% - 39%

Effective Tax Rate                                                           33%

Earnings per Share (1)(2)                                          $0.33 - $0.36



(1) Based on Diluted Share Estimate of 133M Shares

(2) Adjusted to reflect a 2 for 1 stock split that occurred on July 30, 2004.

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Fiscal Year 2005 - Second Quarter Earnings Conference Call


Closing. . .
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